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                      WILMINGTON SMALL CAP CORE PORTFOLIO

                                OF WT MUTUAL FUND
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      SUPPLEMENT DATED SEPTEMBER 15, 2005 TO PROSPECTUS DATED JULY 1, 2005


The information in this Supplement contains new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus for the Investor Shares and Institutional Shares of the Wilmington Small Cap Core Portfolio.

The prospectus disclosure on page 16 is amended by deleting the second, third and fourth paragraphs and replacing them with the following:

          The WILMINGTON SMALL CAP CORE PORTFOLIO invests at least 80% of its assets in equity securities of small cap companies. The Portfolio currently employs a multi-manager approach utilizing the investment adviser, RSMC, and two sub-advisers with differing investment philosophies to manage a portion of the Portfolio's assets under the general supervision of RSMC.

          Under normal market conditions, RSMC will direct the Portfolio's investments in the following equity or equity-related securities:

               - Common or preferred stock of U.S. corporations that have attractive growth or value characteristics with a market capitalization at the time of purchase that is no more than that of the largest stock in the Russell 2000 or S&P 600 Index.

               - Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above.

               - Receipts or ADRs, which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities issued by a foreign corporation.


          RSMC's selection of individual securities is based on a proprietary methodology that employs a disciplined analysis of multiple factors, including liquidity, profitability, risk, valuation, price history and analyst's earnings estimates. RSMC may rotate the Portfolio's holdings among various market sectors based on economic analysis of the overall business cycle.

          RMSC also allocates a portion of the Portfolio's assets between two sub-advisers which employ alternatively growth-oriented and value-oriented stock selection techniques. RSMC does not allocate the assets according to a predetermined percentage. Instead, RSMC regularly determines the appropriate allocation. When making these decisions, RSMC considers a variety of quantitative and qualitative components. RSMC will use returns-based and holdings-based style analysis tools to assess and to maintain style neutrality within the Portfolio.

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          RSMC will consider the investment style, process, past results and expected future returns of each sub-adviser. RSMC may also consider proprietary research provided by the investment sub-advisers. RSMC is responsible for determining and adjusting the percentages allocated to the sub-advisers and may reallocate assets between the sub-advisers at any time.

          The multi-manager arrangement is expected to take advantage of the experience of RSMC and the sub-advisers. This multiple investment approach is designed to give the Portfolio broad exposure to small cap companies in the U.S. equity markets. The successful performance of a sub-adviser will be diminished by the less successful performance of the other sub-adviser. There can be no guarantee that the expected advantage of the multi-manager arrangement will be achieved.


The prospectus disclosure on page 18 under the section entitled "ADDITIONAL RISK INFORMATION" is amended by adding the following:

               - ALLOCATION RISK: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers of a Portfolio. To the extent that the investment adviser allocates more assets to one sub-adviser, the performance of that sub-adviser will have a greater effect on the Portfolio's performance. It is possible that RSMC will focus on one sub-adviser that performs poorly or underperforms the other sub-adviser under various market conditions.


The prospectus disclosure on page 24 is amended by deleting the first and second paragraphs under the section entitled "PORTFOLIO MANAGERS" and replacing them with the following:

          LARGE CAP CORE, LARGE CAP GROWTH, LARGE CAP VALUE AND SMALL CAP CORE PORTFOLIOS. The day-to-day management of each of the Large Cap Core, Large Cap Growth, Large Cap Value and Small Cap Core Portfolios is the responsibility of a team of RSMC investment professionals.

          SMALL CAP CORE PORTFOLIO. The management of the Small Cap Core Portfolio and its sub-advisers is the responsibility of a group of RSMC investment professionals, which makes its style allocation and sub-adviser investment decisions based, in part, upon asset allocation strategy models prepared by the Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals at RSMC and its affiliates that meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities.

          Each sub-adviser to the Small Cap Core Portfolio makes the day-to-day investment decisions for the portion of the Portfolio's assets that it manages, subject to the supervision of RSMC and the Board of Trustees. Each sub-adviser continuously reviews, supervises and administers its own investment program. Below is a list of the staff of each of Roxbury and CRM.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE



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